Exhibit 99.1

Flotek Industries Announces First Quarter 2010 Earnings Release and Conference Call Schedule

HOUSTON, May 18 /PRNewswire-FirstCall/ — Flotek Industries, Inc. (“Flotek” or the “Company”) (NYSE: FTK) will host a conference call on Monday, May 24, 2010 at 7:30 a.m. Central Standard Time to discuss its operating results for the three months ended March 31, 2010. Flotek intends to provide dial-in information on or before May 21, 2010 through a press release. Flotek will also file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2010 (the “Form 10-Q”) and provide details of its first quarter operating results prior to the conference call.

Flotek also filed a Form 12b-25 with the Securities and Exchange Commission today, granting the Company an automatic extension to Monday, May 24, 2010 to file its Form 10-Q. The Company requested the extension so it can complete its analysis of the appropriate accounting treatment for its recently announced senior credit facility and related equity and convertible debt exchange as well as the appropriate accounting treatment for warrants issues in the August 2009 offering that were repriced as a result of the Company’s recently announced credit financing.

“As detailed in our Form 12b-25 filing this afternoon, Flotek has requested additional time to file its Form 10-Q with the SEC due to a series of complex and, candidly, confounding accounting standards related to warrants issued by the Company in August 2009,” said John Chisholm, Flotek’s Interim President. “While we continue to be focused on the need to communicate with our investors in a timely fashion, accuracy remains our number one priority. Hence, a thorough review of the financial treatment of recent capital activity should assure that our financial statements are thorough, accurate and as transparent to investors as permitted by GAAP standards.”

Flotek will detail its first quarter operating highlights and provide a thorough explanation of the accounting treatment of its recent capital transactions in its Form 10-Q and earnings press release on the upcoming conference call.

About Flotek Industries, Inc.

Flotek is a global developer and distributor of innovative specialty chemicals and down-hole drilling and production equipment. Flotek manages automated bulk material handling, loading and blending facilities. It serves major and independent companies in the domestic and international oilfield service industry. Flotek Industries, Inc. is a publicly traded company headquartered in Houston, Texas, and its common shares are traded on the New York Stock Exchange under the ticker symbol “FTK.”

For additional information, please visit Flotek’s web site at www.flotekind.com.

Forward-Looking Statements:

Certain statements set forth in this Press Release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Press Release.

Although forward-looking statements in this Press Release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, demand for oil and natural gas drilling services in the areas and markets in which the Company operates, competition, obsolescence of products and services, the Company’s ability to obtain financing to support its operations, environmental and other casualty risks, and the impact of government regulation. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filings on Form 10-K (including without limitation in the “Risk Factors” Section) and Form 10-Q, and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Press Release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Press Release.